Exhibit 99.2

PROPOSAL 1 – Business Combination Proposal – a proposal, as an ordinary resolution, to approve the Business Combination Agreement, as a special resolution, to approve the Merger and PROPOSAL 4 – Adjournment Proposal – a proposal, as an ordinary resolution, to adjourn the General Meeting to a later date or dates, if attached hereto as Annex A , as amended by the Omnibus Amendment, necessary, (i) to ensure that any supplement or amendment to this proxy statement/prospectus is provided to Rigel’s shareholders, (ii) in order to solicit additional proxies from Rigel’s shareholders in favor of any of the other proposals being presented or (iii) only with the prior written consent of the Target Companies, for the purposes of satisfying the Available RIGEL RESOURCE ACQUISITION CORP  FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED  Signature Signature, if held jointly Date 2024 Note: When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person. Please mark like this X your votes 193874 Rigel Resource Acq. Corp. Proxy Card Front CONTROL NUMBER PROXY THE SPECIAL MEETING WILL BE HELD TO CONSIDER AND VOTE UPON THE FOLLOWING PROPOSALS: PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website . Follow the prompts to vote your shares . VOTE AT THE MEETING – If you plan to attend the virtual online special meeting, you will need your 12 digit control number to vote electronically at the special meeting. To attend the special meeting, visit: https://www.cstproxy.com/rigelresource/XXX MAIL – Mark, sign and date your proxy card and return it in the postage - paid envelope provided. Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card . Votes submitted electronically over the Internet must be received by 11 : 59 p . m . , Eastern Time, on Xxxxxxx X, 2024 . YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet - QUICK  EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail FOR AGAINST ABSTAIN attached hereto as Annex A - 1 , and the Business Combination; FOR AGAINST ABSTAIN PROPOSAL 2 – Merger Proposal – a proposal, 2024 the Plan of Merger, attached hereto as Annex B , pursuant to which the Cash Condition. Merger will be consummated; FOR AGAINST ABSTAIN PROPOSAL 3 – 2024 Equity Incentive Plan Proposal – a proposal, as an ordinary resolution, to approve a proposed 2024 Equity Incentive Plan, attached hereto as Annex C ; and FOR AGAINST ABSTAIN

 FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED  193874 Rigel Resource Acq. Corp. Proxy CardBack PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS RIGEL RESOURCE ACQUISITION CORP The undersigned hereby appoints each of Jonathan Lamb, Jeff Feeley, Nathanael Abebe and the chairperson of the Special Meeting as proxy of the undersigned to attend the extraordinary general meeting of shareholders (the “ Special Meeting ”) of Rigel Resource Acquisition Corp (the “ Company ”), to be held via teleconference as described in the accompanying proxy statement on XXXXXXX, 2024 at XX a . m . Eastern time, and any postponement or adjournment thereof, and to vote as if the undersigned were then and there personally present on all matters set forth in the Notice of Special Meeting, dated XXXXXXX, 2024 , a copy of which has been received by the undersigned, as follows : IN HIS OR HER DISCRETION, THE PROXY HOLDER IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTER OR MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENT(S) THEREOF . THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE . IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL AND, AT THE DISCRETION OF THE PROXY HOLDER, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF . SHAREHOLDERS SHOULD SIGN THE PROXY PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE TO ENSURE THAT IT IS RECEIVED BEFORE THE SPECIAL MEETING . (Continued and to be marked, dated and signed on the other side) Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be Held on XXXXXX, 2024: The Proxy Statement is available at: https://www.cstproxy.com/rigelresource/XXXX. 2024